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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            APRIL 22, 1999
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                              ORBCOMM GLOBAL, L.P.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                                   333-11149                                    4-1698039
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(State or Other Jurisdiction                   (Commission                                     (IRS Employer
of Incorporation)                              File Number)                                 Identification No.)


                         2455 HORSE PEN ROAD, SUITE 100
                             HERNDON, VIRGINIA 20171
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:        (703) 406-6000
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            By letter dated April 22, 1999, KPMG LLP (KPMG) notified the Registrant that it had resigned as the Registrant's auditors. In the same letter KPMG notified the Registrant that it was resigning as the auditors for two of the Registrant's affiliates - ORBCOMM USA, L.P. and ORBCOMM International Partners, L.P.

            KPMG's reports on the Registrant's, ORBCOMM USA's and ORBCOMM International's financial statements for the years ended December 31, 1997 and December 31, 1998 contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles.

            In connection with the audits of Registrant's financial statements for the two years ended December 31, 1998 and through April 22, 1999, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods, except as follows:

            1. With respect to the audited financial statements of the Registrant for the year ended December 31, 1998, KPMG expressed a disagreement with management over management's proposed recognition of revenue with respect to certain fees paid by international service providers on the occurrence of certain events. KPMG's proposal was to recognize this revenue over the term of the relevant license agreement. The Registrant is recognizing this revenue over the term of the relevant license agreement in accordance with KPMG's position.

            2. With respect to the audited financial statements of the Registrant for the year ended December 31, 1998, KPMG expressed a disagreement with management over management's position that the Registrant was no longer a development stage enterprise. KPMG's position was that the Registrant was still a development stage enterprise for the audited period. The Registrant is presented in such financial statements as a development stage enterprise in accordance with KPMG's position.

            The audit committee of the Registrant was advised of the resolution of these matters.

            In each case, the Registrant has authorized KPMG to respond fully to the inquiries, if any, of its subsequent auditors concerning these matters.

            Also, during the aforementioned period, there occurred no "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (SEC).

            The Registrant has requested KPMG to issue a letter to the SEC stating whether it agrees with the above statements. The Registrant will file such letter as an amendment to this Current Report on Form 8-K.


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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ORBCOMM GLOBAL, L.P.


Date:  April 29, 1999                 By
                                         --------------------------
                                         Scott L. Webster Chairman and Chief
                                         Executive Officer


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